PLEDGE SECURITY AGREEMENT
                            -------------------------
                              (Investment Account)

     The undersigned, Unidigital Inc., a Delaware corporation, executes and delivers this Pledge Security Agreement (the "Agreement") to THE CHASE MANHATTAN BANK ("Chase"), having an office at 600 Fifth Avenue, New York, New York 10020, further to induce Chase to enter into that certain Waiver And Amendment Agreement of even date herewith by and among Chase, the undersigned and certain subsidiaries of the undersigned and for other good and valuable consideration.

     Unless otherwise defined herein capitalized terms shall have the meaning ascribed to them in that certain Guarantee Agreement dated as of April 3, 1997 (the "Guarantee Agreement") made by the undersigned to Chase.

     1. Certain Definitions. The term "Liabilities" shall mean: (i) the Obligations, and (ii) any and all other indebtedness, obligations and liabilities of any kind of the undersigned to Chase and also to others to the extent of their participations granted to or interests therein created or acquired for them by Chase, now or hereafter existing, arising directly between the undersigned and Chase or acquired outright, conditionally, as a participation or as collateral security from another by Chase, absolute or contingent, joint and/or several, secured or unsecured, due or not due, contractual or tortuous, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect.

     The term "Collateral" means all property in which the undersigned grants a security interest pursuant to the "Grant of Security Interest" paragraph set forth below.

     The term "Obligor" means the undersigned or any maker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other person liable upon or for any of the Liabilities or the Collateral.

     2. Grant of Security Interest. As security for the payment of the Liabilities, the undersigned hereby grants to Chase a security interest in, a general lien upon and/or right of setoff against (as applicable) and pledges to Chase the following Collateral and in all increases, profits or rights received from it, in all substitutions and additions together with any proceeds:

All commercial paper and any other investment or other property now or hereafter held in or credited to Money Center Account #01107317 maintained by the undersigned with Chase (the "Collateral Account"), all present and future entitlements of the undersigned with respect to such property and Collateral Account, all income, dividends and other disbursements in respect of the foregoing, and all proceeds of any of the foregoing.

     The undersigned agrees that Chase's records will be the accurate record of any substitutions in and additions to the Collateral.

     Chase shall release its security interest in the Collateral upon the repayment by the undersigned of that certain indebtedness in the aggregate original principal amount of $2,600,000 evidenced by its unsubordinated promissory notes dated May 21, 1997 as certified to the Lender to the

Chief Financial Officer of the undersigned; provided, however, that the Lender shall not release its security interest if an Event of Default has occurred.

     3. Covenants. As long as any part of the Liabilities remains unpaid, the undersigned shall:

     (a) defend the Collateral against all claims, keep the Collateral free from other security interests and not dispose of any portion of the Collateral without Chase's written consent;

     (b) notify Chase promptly of any changes in the undersigned's name or address;

     (c)  notify Chase of any change in legal entity structure, if applicable;

     (d) execute and deliver any financing statements or other documents, pay any costs of title searches and filing fees, and take any other action Chase requests in relation to the security interest;

     (e) pay all taxes and other charges, which may be levied against the Collateral; and

     (f) at all times maintain Collateral in the Collateral Account (including for the purpose of this covenant, only readily marketable investment grade debt securities of Persons other than the Credit Parties) having a fair market value as determined by Chase of not less than $350,000.

     4. Warranties. As long as any part of the Liabilities remains unpaid the undersigned warrants to Chase that:

     (a)  each document representing the Collateral is genuine;

     (b)  the undersigned owns the Collateral;

     (c) the undersigned (and its officer executing this Agreement on behalf of the undersigned) is fully authorized and has taken all necessary corporate and shareholder action to enter into and perform this Agreement; and

     (d) the undersigned shall not grant or suffer to exist any Lien in the Collateral to or in favor of any Person other than Lender.

     5. Voting Rights. If the Collateral is investment securities, the undersigned authorizes Chase to transfer them into Chase's name or the name of any nominee. So long as no Event of Default (as hereinafter defined) occurs, the undersigned shall have all voting rights with respect investment securities which constitute Collateral and Chase will mail the undersigned all communications and proxies addressed to Chase, within a reasonable time so that the undersigned may exercise such rights; provided, however, that the failure of Lender so to do shall not entitle the undersigned to any damages by way of separate action, offset or otherwise. After an Event of Default, Chase shall not be required to send the undersigned further communications and any proxies issued by the undersigned will be invalid. Chase shall then have the right to vote in person or by proxy without any direction from the undersigned.

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     6.  Default.  Any of the  following  will  constitute  an Event of  Default hereunder:

     (a)  an "Event of Default" under the Credit Agreement; or

     (b) the fair market value of the Collateral (including, for the purpose of this provision, only readily marketable investment grade debt securities) in the Account shall be less than $350,000 for a period of 3 consecutive Business Days (as defined in the Credit Agreement) after notice from Chase that the fair market value of the Collateral Account, as determined by it in its sole discretion, is less than such amount;

     (c) any Obligor shall default in the performance of any of its agreements herein or in any instrument or document delivered pursuant to this Agreement or any of the Liabilities or in connection herewith, and such default shall continue for 30 days after notice thereof by the Lender to the Obligor (except that there shall be no grace period for any default under paragraphs 3(f) or(d) hereof);


     Upon the occurrence of an Event of Default, unless and to the extent that Chase shall otherwise elect, all of the Liabilities shall become and be due and payable forthwith. THE RIGHTS OF CHASE SET FORTH IMMEDIATELY ABOVE ARE WITHOUT LIMITATION OF, AND IN ADDITION TO, ANY OTHER RIGHT OF CHASE UNDER ANY OTHER DOCUMENT EVIDENCING OR EXECUTED IN CONNECTION WITH THE LIABILITIES (INCLUDING BUT NOT LIMITED TO ANY RIGHT OF ACCELERATION OF PAYMENT PURSUANT TO THE PROVISIONS THEREOF OR ANY RIGHT OF CHASE TO MAKE DEMAND FOR PAYMENT THEREUNDER WITHOUT REFERENCE TO ANY PARTICULAR CONDITION OR EVENT).

     7. Dividends/Income. So long as no Event of Default occurs, the undersigned shall have the right to receive all cash income from the Collateral. If Chase receives any cash income before the occurrence of an Event of Default, Chase agrees to turn it over to the undersigned. Once an Event of Default occurs, the undersigned will no longer be entitled to receive any cash income and if the undersigned receives any, the undersigned agrees to turn it over to Chase. If an event of Default exists, Chase may apply such receipts to the Liabilities in any order in which it may determine in its sole discretion, but Chase will account for such receipts and pay over to the undersigned any cash which remains on hand after the Liabilities are satisfied.

     8. General Waivers. Without affecting the liability of the undersigned to Chase, any of the following may be done without notice to the undersigned:

     (a) change, renew or extend the time for repayment of any part of the Liabilities;

     (b) change the rate of interest or any other provisions with respect to any part of the Liabilities;

     (c) surrender, sell or otherwise dispose of any money or property which is in Chase's possession as collateral security for the Liabilities;

     (d) release or discharge any party liable to Chase in whole or in part for the Liabilities or accept any additional parties or guarantors;

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     (e)  delay or refrain from exercising any of Chase's rights;

     (f)  settle or compromise any and all claims; and/or

     (g) apply any money or property of the undersigned or that of any other party liable to Chase for any part of the Liabilities, to the Liabilities in any order Chases chooses in its sole discretion.

     9. Custody of Collateral. Chase agrees to use reasonable care to protect any Collateral in its possession. However, Chase shall not be required to:

     (a)  vote any stock;

     (b)  collect any debt;

     (c)  exercise any conversion rights; and/or

     (d)  take any steps necessary to preserve rights against prior parties;

     (e) notify the undersigned of any maturities, calls, conversions, or other similar matters concerning the Collateral, except for forwarding to the undersigned those communications which are addressed to the undersigned.

     10. Changes in Collateral. Whether or not an Event of Default has occurred, the undersigned authorizes Chase to:

     (a) receive and hold as additional collateral any non-cash increases in or profits on the Collateral; and/or

     (b)  surrender the Collateral and receive any payment or distribution  upon
          redemption,   dissolution   or   liquidation  of  the  issuer  of  the
          Collateral.

If the undersigned receive any of the payments or distributions described above the undersigned agrees promptly to turn them over to Chase.

     11. Further Assurances. The undersigned appoints Chase as its attorney-in-fact to take any necessary steps, including the filing of financing statements, to perfect Chase's security interest in the Collateral without first obtaining the undersigned's signature. Upon Chase's request, the undersigned will execute any amendments, including UCC-3 forms, which are necessary or appropriate as determined by Chase in its sole discretion to perfect and continue Chase's security interest in the Collateral.

     12. Fees and Expenses. The undersigned agrees to pay all Chase's costs, including reasonable attorneys' fees for necessary court process, in enforcing this Agreement or realizing upon the Collateral.

     13. Modification. This Agreement cannot be modified except by a written agreement between the parties.

     14. Notices. The undersigned waives any right to notice of any action Chase may take with respect to the Collateral. If Chase shall provide such notice, the undersigned agrees that notice will be sufficiently given if sent to the undersigned's address shown in this Agreement or to a


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new address which the undersigned  shall have notified Chase of in writing.  The undersigned agrees that notice of foreclosure sale sent at least five days before the sale provides the undersigned with a reasonable opportunity to exercise any right of redemption of the Collateral and any other legal rights.

     15. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The undersigned consents to the nonexclusive jurisdiction and venue of the state or federal courts located in such state. In the event of a dispute hereunder, suit may be brought against the undersigned in such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by Chase in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address specified below or to such other address as the undersigned may specify to Chase in writing.

     16. Miscellaneous. This Agreement shall constitute an additional Loan Document and Security Document within the meaning of the Credit Agreement and shall not supersede any other Loan Document or Security Document, and the Collateral herein pledged to the Chase is in addition to all other collateral heretofore pledged by the undersigned or any of the Borrowers to Chase under any of the Security Documents.



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     IN WITNESS  WHEREOF,  the undersigned has caused this instrument to be duly executed and delivered by its duly authorized officer as of this 1st day of July, 1997.

                                   UNIDIGITAL INC.


                                By:/s/ William E. Dye
                                   ----------------------------
                                   Name:  William E. Dye
                                   Title:  President and CEO

                                   Address for Notices:

                                   545 West 45th Street
                                   New York,  New York 10036
                                   Attention:  William E. Dye, President
                                   Telecopy: (212) 262-1830


                                   THE CHASE MANHATTAN BANK


                                By:/s/ Donald Furrer
                                   ----------------------------
                                   Name:  Donald Furrer
                                   Title:  Vice President

                                   Address for Notices:

                                   600 Fifth Avenue
                                   New York, New York 10020
                                   Attention: Donald Furrer, Vice President
                                   Telecopy: (212) 332-4369

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